UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2025

CLOVER HEALTH INVESTMENTS, CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39252	98-1515192
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Address Not Applicable(1)	Address Not Applicable(1)
(Address of Principal Executive Offices)	(Zip Code)
Not Applicable(1)
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CLOV	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

(1) We are a remote-first company. Accordingly, we do not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, stockholder communications required to be sent to our principal executive offices may be directed to the email address: secretary@cloverhealth.com, or to our agent for service of process at The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 21, 2025, Lee A. Shapiro, a member of the Board of Directors of Clover Health Investments, Corp. (the “Company”) and the Chairman of the Audit Committee and the Nominating and Corporate Governance Committee thereof, notified the Company of his intention to not stand for re-election to the Company's Board of Directors, in light of new responsibilities related to his assuming the Chairmanship of the American Heart Association in the coming weeks. Mr. Shapiro will fulfill the remainder of his term as member of the Board of Directors and the effective date of his departure will be the Company’s Annual Meeting of Shareholders, June 10, 2025. Mr. Shapiro did not advise the Company of any disagreement with the Company on any matter relating to its operations, policies or practices. The Board of Directors intends to fill the vacancy created by Mr. Shapiro’s departure as soon as practicable. The authorized number of directors under the Company’s Bylaws will remain unchanged at nine directors, and the Board of Directors will continue to operate with one vacant seat following Mr. Shapiro’s departure.
Effective June 10, 2025, Thomas L. Tran, a member of the Company's Board of Directors and Audit Committee, will be appointed as Chairman of the Audit Committee and as a member and Chairman of the Nominating and Corporate Governance Committee of the Board of Directors.
Item 9.01. Financial Statements and Exhibits.

(d) List of Exhibits

Exhibit No.	Description

99.1	Press release dated April 22, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Clover Health Investments, Corp.

Date:	April 22, 2025	By:	/s/ Peter Kuipers
		Name:	Peter Kuipers
		Title:	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)